UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2012

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	001 - 14339	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)

(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below is a brief description of each matter voted upon at Theragenics Corporation’s 2012 annual meeting of stockholders held on May 18, 2012, and the voting results with respect to each matter.

1.	A proposal to elect two Class II directors to serve for a term expiring in 2015:

Class II Director	Votes For	Votes Withheld	Broker Non-votes

Kathleen A. Dahlberg	17,366,691	5,337,029	6,673,160

C. David Moody, Jr.	17,742,654	4,961,066	6,673,160

2.	A proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent auditor for the year ending December 31, 2012:

For	Against	Abstentions	Broker Non-votes
28,817,076	2,343,210	216,514	0

3.	A proposal to approve the 2012 Omnibus Incentive Plan:

For	Against	Abstentions	Broker Non-votes
16,982,804	4,865,596	855,320	6,673,160

Pursuant to the foregoing votes, Ms. Dahlberg and Mr. Moody were elected to serve as Class II directors, Dixon Hughes Goodman LLP was ratified as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2012, and the 2012 Omnibus Incentive Plan was approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERAGENICS CORPORATION (Registrant)

Dated: May 21, 2012	By:	/s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer

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